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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 11, 2005
                                                         ----------------


                The National Collegiate Student Loan Trust 2005-3
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                 333-118894-04                  06-6547339
          --------                 -------------                  ----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


          800 Boylston Street, 34th Floor, Boston, MA              02199-8157
          -------------------------------------------              ----------
           (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (800) 895-4283
                                                           --------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

The consolidated financial statements of The Education Resources Institute, Inc. ("TERI") as of and for the years ended June 30, 2003, June 30, 2004 and June 30, 2005 prepared in accordance with accounting principles generally accepted in the United States of America, included in the prospectus supplement have been incorporated herein in reliance on the reports of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of that firm as an expert in accounting and auditing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No. Description

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of TERI.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2005


                                        THE NATIONAL COLLEGIATE STUDENT LOAN
                                        TRUST 2005-3

                                        BY: GATE HOLDINGS, INC., OWNER


                                                 By:  /s/ Stephen Anbinder
                                                 -------------------------
                                                 Name:  Stephen Anbinder
                                                 Title: President